EXHIBIT 10.1


                                                                EXECUTION COPY

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                        INTANGIBLE TRANSITION PROPERTY
                              TRANSFER AGREEMENT

                                    between

                         WEST PENN FUNDING CORPORATION

                                    Seller

                                      and

                            WEST PENN POWER COMPANY

                                  Transferor

                         Dated as of November 16, 1999


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                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I
                                  Definitions

SECTION 1.01.  Definitions....................................................2
SECTION 1.02.  Other Definitional Provisions..................................8


                                  ARTICLE II

                 Conveyance of Intangible Transition Property

SECTION 2.01.  Conveyance of Initial Intangible
                               Transition Property............................8
SECTION 2.02.  Conveyance of Subsequent Intangible
                               Transition Property............................9
SECTION 2.03.  Conditions to Conveyance of Intangible
                               Transition Property...........................10


                                  ARTICLE III

                 Representations and Warranties of Transferor

SECTION 3.01.  Organization and Good Standing................................13
SECTION 3.02.  Due Qualification.............................................13
SECTION 3.03.  Power and Authority...........................................14
SECTION 3.04.  Binding Obligation............................................14
SECTION 3.05.  No Violation..................................................14
SECTION 3.06.  No Proceedings................................................15
SECTION 3.07.  Approvals.....................................................16
SECTION 3.08.  The Intangible Transition
                               Property......................................16
SECTION 3.09.  Representations and Warranties of Seller......................21


                                  ARTICLE IV

                          Covenants of the Transferor

SECTION 4.01.  Corporate Existence...........................................22
SECTION 4.02.  No Liens or Conveyances.......................................22
SECTION 4.03.  Delivery of Collections.......................................23
SECTION 4.04.  Notice of Liens...............................................23
SECTION 4.05.  Compliance with Law...........................................23
SECTION 4.06.  Covenants Related to Intangible
                               Transition Property...........................24

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SECTION 4.07.  Notice of Indemnification Events..............................25
SECTION 4.08.  Protection of Title...........................................26
SECTION 4.09.  Taxes.........................................................27


                                   ARTICLE V

                                The Transferor

SECTION 5.01.  Liability of Transferor; Indemnities..........................27
SECTION 5.02.  Merger or Consolidation of, or Assumption
                               of the Obligations of, Transferor.............30
SECTION 5.03.  Limitation on Liability of
                               Transferor and Others.........................32
SECTION 5.04.  Opinions of Counsel...........................................33


                                  ARTICLE VI

                           Miscellaneous Provisions

SECTION 6.01.  Amendment.....................................................34
SECTION 6.02.  Notices.......................................................35
SECTION 6.03.  Assignment....................................................36
SECTION 6.04.  Limitations on Rights of Others...............................36
SECTION 6.05.  Severability..................................................36
SECTION 6.06.  Separate Counterparts.........................................36
SECTION 6.07.  Headings......................................................37
SECTION 6.08.  Governing Law.................................................37
SECTION 6.09.  Assignment to Issuer and to Bond Trustee......................37
SECTION 6.10.  Nonpetition Covenant..........................................38
SECTION 6.11.  Perfection....................................................38
SECTION 6.12.  Limitation of Liability.......................................39


Exhibit A                  Bill of Sale

Exhibit B                  Form of Opinion of Counsel Regarding Transfer
                           of Transferred Intangible Transition Property

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                         INTANGIBLE TRANSITION PROPERTY TRANSFER AGREEMENT
                    dated as of November 16, 1999, between WEST PENN FUNDING CORPORATION, a Delaware corporation (the "Seller"), and WEST PENN POWER COMPANY, a Pennsylvania corporation, and its successors in interest to the extent permitted hereunder, as Transferor (the "Transferor").

          WHEREAS the Transferor desires to contribute from time to time Intangible Transition Property created pursuant to the Statute and the Qualified Rate Order in exchange for all of the outstanding capital stock of the Seller;

          WHEREAS the Seller is willing to acquire the Intangible Transition Property;

          WHEREAS the Seller intends to sell the Transferred Intangible Transition Property to the Issuer and the Issuer intends to purchase the Transferred Intangible Transition Property from the Seller pursuant to the Sale Agreement;

          WHEREAS the Issuer, in order to finance the purchase of the Transferred Intangible Transition Property, will from time to time issue Transition Bonds under the Indenture;

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                  WHEREAS the Issuer, to secure its obligations under all
Transition Bonds and the Indenture, will pledge its right, title and interest in the Transferred Intangible Transition Property to the Bond Trustee for the benefit of the Transition Bondholders; and

                  WHEREAS the Seller has determined that the transactions contemplated by the Basic Documents are in the best interest of the Seller and its creditors and represent a prudent and advisable course of action that does not impair the rights and interests of the Seller's creditors.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

          SECTION 1.01. Definitions. (a) Whenever used in this Agreement, each of the following words and phrases shall have the following meaning: "Addition Notice" means, with respect to the transfer of Subsequent Intangible Transition Property to the Seller pursuant to Section 2.02, notice, which shall be given by the Transferor to the Seller and the Rating Agencies not later than 10 days prior to the related Subsequent Contribution Date, specifying the Subsequent

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Contribution Date for such Subsequent Intangible Transition Property.

          "Agreement" means this Intangible Transition Property Transfer Agreement, as the same may be amended and supplemented from time to time.

          "Bill of Sale" means a bill of sale substantially in the form of Exhibit A hereto.

          "Business Day" has the meaning specified in the Servicing Agreement.

          "Competitive Transition Charges" has the meaning specified in the Servicing Agreement.

          "Corporate Trust Office" means Four Albany Street, New York, NY 10006, Attention: Corporate Trust and Agency Services, Structural Finance Group, or the principal corporate trust office of any successor Bond Trustee (the address of which the successor Bond Trustee will notify the Transition Bondholders and the Issuer).

          "Customers" has the meaning specified in the Servicing Agreement.

          "Fitch IBCA" has the meaning specified in the Servicing Agreement.

          "Indemnification Event" has the meaning specified in Section
5.01(d).

          "Indenture" means the Indenture dated as of November 16, 1999, between the Issuer and the Bond Trustee,

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as the same may be amended and supplemented from time to time.

          "Initial Contribution Date" means November 16, 1999.

          "Initial Intangible Transition Property" means the Intangible Transition Property, as identified in the related Bill of Sale, contributed to the Seller on the Initial Contribution Date pursuant to such Bill of Sale in connection with the issuance of the Series 1999-A Transition Bonds.

          "Intangible Transition Charges" has the meaning specified in the Servicing Agreement.

          "Intangible Transition Property" has the meaning specified in the Servicing Agreement.

          "ITC Collections" has the meaning specified in the Servicing
Agreement.

          "Lien" has the meaning specified in the Servicing Agreement.

          "Losses" has the meaning specified in the Servicing Agreement.

          "Moody's" has the meaning specified in the Servicing Agreement.

          "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, the vice chairman of the board, the executive vice president or any vice president and (b) a treasurer, assistant treasurer,

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secretary or assistant secretary, in each case of the Transferor or the
Servicer, as appropriate.

          "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Transferor or the Servicer, which counsel shall be reasonably acceptable to the Bond Trustee, the Seller, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Bond Trustee, the Seller, if applicable.

          "PUC" has the meaning specified in the Servicing Agreement.

          "PUC Regulations" has the meaning specified in the Servicing
Agreement.

          "Qualified Rate Order" has the meaning specified in the Servicing Agreement.

          "Qualified Transition Expenses" has the meaning specified in the Servicing Agreement.

          "Rate Schedule" has the meaning specified in the Servicing
Agreement.

          "Retained Intangible Transition Property" means Intangible Transition Property other than the Transferred Intangible Transition Property.

          "Seller" has the meaning specified in the heading of this Agreement.

          "Serviced Intangible Transition Property" has the meaning specified in the Servicing Agreement.

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          "Servicer" means West Penn, as the servicer of the Intangible
Transition Property, and each successor to West Penn (in the same capacity) pursuant to Section 5.03 or 6.04 of the Servicing Agreement.

          "Servicer Default" means an event specified in Section 6.01 of the Servicing Agreement.

          Servicing Agreement" means the Servicing Agreement dated as of November 16, 1999, between the Issuer and the Servicer, as the same may be amended and supplemented from time to time.

          "Standard & Poor's" has the meaning specified in the Servicing Agreement.

          "Statute" has the meaning specified in the Servicing Agreement.

          "Subsequent Contribution Date" means any date on which Subsequent Intangible Transition Property is to be transferred to the Seller pursuant to
Section 2.02.

          "Subsequent Intangible Transition Property" means Intangible Transition Property, as identified in the related Bill of Sale, contributed to the Seller on any Subsequent Contribution Date in connection with the issuance of a Series of Transition Bonds.

          "Third Party" has the meaning specified in the Servicing Agreement.

          "Transferor" has the meaning specified in the heading of this Agreement.

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          "Transferred Intangible Transition Property" means, collectively, the Initial Intangible Transition Property and any Subsequent Intangible Transition Property.

          "UCC" has the meaning specified in the Servicing Agreement.

          "West Penn" has the meaning specified in the Servicing Agreement.

          (b) Except as otherwise specified herein or as the context may otherwise require, each of the following terms has the meaning set forth in the Indenture for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms:

Term                                                   Section of the Indenture

Adjustment Date..............................                    1.01(a)
Affiliate....................................                    1.01(a)
Basic Documents..............................                    1.01(a)
Bond Trustee.................................                    1.01(a)
Capital Subaccount...........................                    1.01(a)
Collateral...................................                    1.01(a)
Collection Account...........................                    1.01(a)
General Subaccount...........................                    1.01(a)
Holders or Transition
  Bondholders . . . . . . . . . .............                    1.01(a)
Operating Expenses...........................                    1.01(a)
Overcollateralization Amount.................                    1.01(a)
Payment Date.................................                    1.01(a)
Person.......................................                    1.01(a)
Rating Agency................................                    1.01(a)
Rating Agency Condition......................                    1.01(a)
Reserve Subaccount...........................                    1.01(a)
Series........................................                   1.01(a)
Servicing Fee.................................                   1.01(a)
Transition Bonds..............................                   1.01(a)

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          SECTION 1.02. Other Definitional Provisions. (a) The words "hereof",
"herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

                 Conveyance of Intangible Transition Property

          SECTION 2.01. Conveyance of Initial Intangible Transition Property.
(a) Subject to the conditions specified in Section 2.03, the Transferor, pursuant to a Bill of Sale, will irrevocably contribute, sell, transfer, assign, set over and otherwise convey to the Seller, without recourse (subject to the obligations herein), all right, title and interest of the Transferor in and to the Initial Intangible Transition Property (such contribution, sale, transfer, assignment, set over and conveyance of the Initial Intangible Transition Property will include, to the fullest

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extent permitted by the Statute, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Initial Intangible Transition Property, as the same may be adjusted from time to time). Such contribution, sale, transfer, assignment, set over and conveyance will be expressly stated to be a sale and, pursuant to Section 2812(e) of the Statute, shall be treated as an absolute transfer of all of the Transferor's right, title and interest (as in a true sale), and not as a pledge or other financing, of the Initial Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Statute. The Transferor agrees and confirms that after giving effect to the sale contemplated by such Bill of Sale it has no rights in the Initial Intangible Transition Property to which a security interest of creditors of the Transferor could attach because it has sold all rights in the Initial Intangible Transition Property to the Seller pursuant to Section 2812(e) of the Statute.

          (b) Subject to the conditions specified in Section 2.03, the Seller, pursuant to a Bill of Sale, will acquire the Initial Intangible Transition Property from the Transferor.

          SECTION 2.02. Conveyance of Subsequent Intangible Transition Property. The Transferor may from time to time

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offer to contribute or sell additional Intangible Transition Property to the
Seller, subject to the conditions specified in Section 2.03. If any such offer is accepted by the Seller, such Subsequent Intangible Transition Property shall be contributed or sold to the Seller effective on the Subsequent Contribution Date specified in the related Addition Notice, subject to the satisfaction or waiver of the conditions specified in Section 2.03.

          SECTION 2.03. Conditions to Conveyance of Intangible Transition Property. The Transferor shall be permitted to contribute or sell Intangible Transition Property to the Seller only upon the satisfaction or waiver of each of the following conditions:

          (i) on or prior to the Initial Contribution Date or Subsequent Contribution Date, as applicable, the Transferor shall have delivered to the Seller a duly executed Bill of Sale identifying the Intangible Transition Property to be conveyed on that date;

          (ii) as of the Initial Contribution Date or the Subsequent Contribution Date, as applicable, the Transferor was not insolvent and will not have been made insolvent by such sale and the Transferor is not aware of any pending insolvency with respect to itself;

          (iii) as of the Initial Contribution Date or the Subsequent Contribution Date, as applicable, no breach by the Transferor of its representations, warranties or

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     covenants in this Agreement shall exist; and no Servicer Default shall have occurred and be continuing;

          (iv) as of the Initial Contribution Date or the Subsequent Contribution Date, as applicable, (A) the Issuer shall have sufficient funds available to pay the purchase price for the Transferred Intangible Transition Property to be conveyed on such date and (B) all conditions to the issuance of one or more Series of Transition Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

          (v) on or prior to the Initial Contribution Date or Subsequent Contribution Date, as applicable, the Transferor shall have taken all action required to transfer to the Seller ownership of the Transferred Intangible Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; the Seller shall have taken any action required for the Seller to transfer to the Issuer ownership of the Transferred Intangible Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Bond Trustee a first priority

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     perfected security interest in the Collateral and maintain such security interest as of such date; (vi) in the case of a sale of Subsequent Intangible Transition Property only, on or prior to such Subsequent Contribution Date, the Transferor shall have provided the Seller, the Issuer and the Rating Agencies with a timely Addition Notice;

          (vii) the Transferor shall have delivered to the Rating Agencies, the Seller and the Issuer (A) an Opinion of Counsel with respect to the transfer of the Transferred Intangible Transition Property then being conveyed to the Seller substantially in the form of Exhibit B hereto and
     (B) the Opinion of Counsel required by Section 5.04(a); and

          (viii) the Transferor shall have delivered to the Bond Trustee, the Seller and the Issuer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.03.

                                  ARTICLE III
                 Representations and Warranties of Transferor

          As of the Initial Contribution Date and as of any Subsequent Contribution Date, as applicable, the Transferor makes the following representations and warranties on which the Seller has relied and will rely in acquiring Transferred Intangible Transition Property. The Transferor agrees and

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acknowledges that the following representations and warranties are also for the benefit of the Issuer, as assignee of the Seller pursuant to the Sale Agreement, and the Bond Trustee, as collateral assignee of the Issuer pursuant to the Indenture. The representations and warranties shall survive the sale of Transferred Intangible Transition Property to the Seller, the sale of the Transferred Intangible Transition Property from the Seller to the Issuer pursuant to the Sale Agreement and the pledge thereof to the Bond Trustee pursuant to the Indenture.

          SECTION 3.01. Organization and Good Standing. The Transferor is a corporation duly organized and in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as currently owned or conducted.

          SECTION 3.02. Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Transferor's business, operations, assets, revenues, properties or prospects).

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          SECTION 3.03. Power and Authority. The Transferor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has full corporate power and authority to own the Intangible Transition Property and contribute, sell and assign the Initial Intangible Transition Property, in the case of the Initial Contribution Date, and the Subsequent Intangible Transition Property, in the case of each Subsequent Contribution Date, as applicable, and the Transferor has duly authorized such contribution, sale and assignment to the Seller by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferor by all necessary corporate action.

          SECTION 3.04. Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms subject to bankruptcy, receivership, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          SECTION 3.05. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result

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in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Transferor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

          SECTION 3.06. No Proceedings. There are no proceedings or investigations pending or, to the Transferor's best knowledge, threatened, before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties (i) asserting the invalidity of the Basic Documents or the Transition Bonds, (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Transition Bonds or (iii) except as disclosed by the Transferor to the Seller, seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance

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by the Transferor of its obligations under, or the validity or enforceability of, the Basic Documents or the Transition Bonds.

          SECTION 3.07. Approvals. Except for UCC continuation filings, no approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Transferor of this Agreement, the performance by the Transferor of the transactions contemplated hereby or the fulfillment by the Transferor of the terms hereof, except those that have been obtained or made.

          SECTION 3.08. The Intangible Transition Property. (a) Information. All information provided by the Transferor to the Seller with respect to the Transferred Intangible Transition Property is correct in all material respects.

          (b) Effect of Transfer. The transfers and assignments herein contemplated constitute sales of the Initial Intangible Transition Property or the Subsequent Intangible Transition Property, as the case may be, from the Transferor to the Seller and the beneficial interest in and title to the Transferred Intangible Transition Property would not be part of the debtor's estate in the event of the

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filing of a bankruptcy petition by or against the Transferor under any bankruptcy law.

          (c) Transfer Filings. The Transferor is the sole owner of the Intangible Transition Property being sold to the Seller on the Initial Contribution Date or Subsequent Contribution Date, as applicable; the Transferred Intangible Transition Property has been validly transferred and sold to the Seller free and clear of all Liens other than Liens contemplated hereby. All filings, including filings with the PUC under the Statute, necessary in any jurisdiction to give the Seller a valid ownership interest in the Transferred Intangible Transition Property, free and clear of all Liens of the Transferor or anyone claiming through the Transferor, and to give the Seller a first priority perfected security interest in the Transferred Intangible Transition Property have been made, other than any such filings (except for filings with the PUC under the Statute and UCC filings with the Secretary of State of the Commonwealth of Pennsylvania and the States of Delaware and Nevada) the absence of which would not have an adverse impact on
(i) the ability of the Servicer to collect Intangible Transition Charges with respect to the Serviced Intangible Transition Property or (ii) the rights of the Seller with respect to the Transferred Intangible Transition Property.

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          (d) Irrevocable; Process Valid; No Litigation; Etc. (i) The
Qualified Rate Order has been issued by the PUC in accordance with the Statute, such order and the process by which it was issued comply with all applicable laws, rules and regulations, and such order is in full force and effect. (ii) As of the date of issuance of any Series of Transition Bonds, such Transition Bonds are entitled to the protections provided by the Statute and, accordingly, the provisions of the Qualified Rate Order relating to Intangible Transition Property and Intangible Transition Charges are not revocable by the PUC. (iii) (a) Under the Statute, neither the Commonwealth of Pennsylvania nor the PUC may limit, alter or in any way impair or reduce the value of Intangible Transition Property or Intangible Transition Charges approved by the Qualified Rate Order or any rights thereunder, except such a limitation or alteration may be made by the Commonwealth of Pennsylvania or the PUC if adequate compensation is made by law for the full protection of the Intangible Transition Charges and of Transition Bondholders; and (b) under the Contract Clauses of the Constitutions of the Commonwealth of Pennsylvania and the United States, the Commonwealth of Pennsylvania and the PUC cannot take any action that substantially impairs the rights of the Transition Bondholders unless such action is a reasonable exercise of the Commonwealth of Pennsylvania's sovereign powers and appropriate to further a legitimate

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public purpose, and, under the Takings Clauses of the Pennsylvania and United
States Constitutions, in the event such action constitutes a permanent appropriation of the property interest of Transition Bondholders in the Intangible Transition Property and deprives the Transition Bondholders of their reasonable expectations arising from their investments in Transition Bonds, unless just compensation, as determined by a court of competent jurisdiction, is provided to Transition Bondholders. (iv) There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Statute, Qualified Rate Order, Intangible Transition Property or the Intangible Transition Charges or any rights arising under any of them or which seeks to enjoin the performance of any obligations under the Qualified Rate Order. (v) No other approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation of the Intangible Transition Property, except those that have been obtained or made. (vi) Except as disclosed by the Transferor to the Seller, there are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over

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the Transferor or its properties challenging the Qualified Rate Order or the
Statute. (vii) No failure on the Initial Contribution Date or any Subsequent Contribution Date or any time thereafter to satisfy any condition imposed by the Statute with respect to the recovery of stranded costs will adversely affect the creation or sale hereunder of Intangible Transition Property or the right to collect Intangible Transition Charges.

          (e) Assumptions. The assumptions used in calculating Intangible Transition Charges are reasonable and made in good faith.

          (f) Creation of Intangible Transition Property. (i) The Intangible Transition Property other than the Retained Intangible Transition Property constitutes a current property right, (ii) the Intangible Transition Property includes, without limitation, (A) the irrevocable right of the Seller and the Issuer, as assignee of the Seller, to receive through Intangible Transition Charges an amount sufficient to recover all of the Transferor's Qualified Transition Expenses described in the Qualified Rate Order in an amount equal to the aggregate principal amount of Transition Bonds plus an amount sufficient to provide for any credit enhancement (including the Overcollateralization Amount relating to each Series of Transition Bonds), to fund any reserves, and to pay interest, premium, if any, servicing fees and other expenses

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relating to the Transition Bonds, and (B) all right, title and interest of the
Transferor or its assignee applicable to the Transition Bonds in the Qualified Rate Order and in all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges applicable to the Transition Bonds set forth in the Qualified Rate Order to the extent that in accordance with the Statute, the Qualified Rate Order and the rates and charges authorized under the Qualified Rate Order are declared to be irrevocable and (iii) the Qualified Rate Order, including the right to collect Intangible Transition Charges, have been declared to be irrevocable by the PUC.

          (g) Solvency. After giving effect to the sale of any Transferred Intangible Transition Property hereunder, the Transferor (i) is solvent and expects to remain solvent, (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes, (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital, (iv) believes that it will be able to pay its debts as they come due and that such belief is reasonable and (v) is able to pay its debts as they mature and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

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          SECTION 3.09. Representations and Warranties of Seller. The
representations and warranties made by the Seller under the Sale Agreement are true and correct in all material respects.

                                  ARTICLE IV
                          Covenants of the Transferor

          SECTION 4.01. Corporate Existence. Subject to Section 5.02, so long as any of the Transition Bonds are outstanding, the Transferor will keep in full force and effect its corporate existence and remain in good standing, in each case under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Transferor is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

          SECTION 4.02. No Liens or Conveyances. Except for the conveyances hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Intangible Transition Property, whether now existing or hereafter created, or any interest therein. The Transferor shall not at any time assert any Lien against or with

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respect to any Serviced Intangible Transition Property, and shall defend the right, title and interest of the Seller, the Issuer, as assignee of the Seller, and the Bond Trustee, as collateral assignee of the Issuer, in, to and under the Intangible Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor.

          SECTION 4.03. Delivery of Collections. If the Transferor receives collections in respect of the Intangible Transition Charges, other than Intangible Transition Charges relating to Retained Intangible Transition Property, or the proceeds thereof, the Transferor agrees to pay the Servicer all payments received by the Transferor in respect thereof as soon as practicable after receipt thereof by the Transferor, but in no event later than two Business Days after such receipt.

          SECTION 4.04. Notice of Liens. The Transferor shall notify the Issuer and the Bond Trustee promptly after becoming aware of any Lien on any Intangible Transition Property other than the conveyances hereunder, under the Sale Agreement or under the Indenture.

          SECTION 4.05. Compliance with Law. The Transferor hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Transferor, except to the

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extent that failure to so comply would not adversely affect the Seller's, the
Issuer's or the Bond Trustee's interests in the Intangible Transition Property or under any of the Basic Documents or the Transferor's performance of its obligations hereunder or under any of the other Basic Documents to which it is a party.

          SECTION 4.06. Covenants Related to Intangible Transition Property.
(a) So long as any of the Transition Bonds are outstanding, the Transferor shall treat the Transition Bonds as debt of the Seller for Federal income tax purposes.

          (b) So long as any of the Transition Bonds are outstanding, the Transferor shall (i) clearly disclose in its financial statements that it is not the owner of the Serviced Intangible Transition Property and that the assets of the Issuer are not available to pay creditors of the Transferor or any of its Affiliates and (ii) clearly disclose the effects of all transactions among the Transferor, the Seller and the Issuer in accordance with generally accepted accounting principles.

          (c) The Transferor agrees that upon the sale by the Transferor of the Transferred Intangible Transition Property to the Seller pursuant to a Bill of Sale, (i) to the fullest extent permitted by law, including applicable PUC Regulations, the Seller shall have all of the rights originally held by the Transferor with respect to the

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Transferred Intangible Transition Property (other than the rights of an electric distribution company set forth in Section 2807 of the Statute), including the right to collect any amounts payable by any Customer or Third Party in respect of such Transferred Intangible Transition Property, notwithstanding any objection or direction to the contrary by the Transferor and (ii) any payment by any Customer or Third Party to the Seller shall discharge such Customer's or such Third Party's obligations in respect of such Transferred Intangible Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Transferor.

          (d) So long as any of the Transition Bonds are outstanding, (i) the Transferor shall not make any statement or reference in respect of the Transferred Intangible Transition Property that is inconsistent with the ownership thereof by the Seller or, after the sale of the Transferred Intangible Transition Property by the Seller to the Issuer, the Issuer and
(ii) the Transferor shall not take any action in respect of the Serviced Intangible Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents.

          SECTION 4.07. Notice of Indemnification Events. The Transferor shall deliver to the Seller, the Issuer and the Bond Trustee promptly after having obtained knowledge

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thereof, written notice in an Officers' Certificate of any Indemnification
Event or any event which, with the giving of notice or the passage of time, would become an Indemnification Event.

          SECTION 4.08. Protection of Title. The Transferor shall execute and file such filings, including filings with the PUC pursuant to the Statute, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Seller in the Transferred Intangible Transition Property, including all filings required under the Statute relating to the transfer of the ownership or security interest in the Transferred Intangible Transition Property by the Transferor to the Seller. The Transferor shall deliver (or cause to be delivered) to the Seller file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Transferor agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary (i) to protect the Seller, the Issuer and the Transition Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation or warranty set forth in

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Article III or (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Qualified Rate Order or the rights of holders of Intangible Transition Property by legislative enactment or constitutional amendment that would be adverse to the holders of Intangible Transition Property.

          SECTION 4.09. Taxes. So long as any of the Transition Bonds are outstanding, the Transferor shall, and shall cause each of its subsidiaries to, pay all material taxes, including assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Intangible Transition Property; provided that no such tax need be paid if the Transferor or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Transferor or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

                                   ARTICLE V

                                The Transferor

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          SECTION 5.01. Liability of Transferor; Indemnities. (a) The
Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Agreement.

          (b) The Transferor shall indemnify the Seller, the Issuer and the Bond Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective members, managers, officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of Transition Bonds) that may at any time be imposed on or asserted against any such Person as a result of the acquisition or holding of the Transferred Intangible Transition Property by the Seller or the Issuer or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes.

          (c) The Transferor shall indemnify the Seller, the Issuer and the Bond Trustee, on behalf of the Transition Bondholders, each of their respective members, managers, officers, directors, and agents, and defend and hold harmless each such Person from and against, any and all amounts of principal of and interest on the Transition Bonds not paid when due or when scheduled to be paid in accordance

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with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required, in either case as a result of the Transferor's breach of any of its representations, warranties or covenants contained in this Agreement.

          (d) The Transferor shall indemnify the Seller, the Issuer and the Bond Trustee, on behalf of the Transition Bondholders, each of their respective members, managers, officers, directors, and agents, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed on, incurred by or asserted against any such Person as a result of
(x) the Transferor's wilful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement,
(y) the Transferor's reckless disre gard of its obligations and duties under this Agreement or (z) the Transferor's breach of any of its representations or warranties contained in this Agreement (any event described in any of the foregoing clauses (x), (y) or (z), an "Indemnification Event"). Amounts on deposit in the Reserve Subaccount, the Overcollateralization Subaccount and the Capital Subaccount shall not be available to satisfy any Losses for which indemnification is provided in this Agreement.

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          (e) The Transferor shall indemnify the Bond Trustee and its officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of the acceptance or performance of the trusts and duties contained herein and in the Indenture, except to the extent that any such Loss shall be due to the wilful misfeasance, bad faith or gross negligence of the Bond Trustee. Such amounts shall be deposited into the Collection Account and distributed in accordance with the Indenture.

          (f) The Transferor's indemnification obligations under Section 5.01(b),(c), (d) and (e) for events occurring prior to the removal or resignation of the Bond Trustee or the termination of this Agreement shall survive the resignation or removal of the Bond Trustee or the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including the Bond Trustee's reasonable attorney's fees and expenses).

          SECTION 5.02. Merger or Consolidation of, or Assumption of the Obligations of, Transferor. Any Person (a) into which the Transferor may be merged or consolidated and which succeeds to the major part of the electric distribution business of the Transferor, (b) which results from the division of the Transferor into two or more Persons and which succeeds to the major part of the electric

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distribution business of the Transferor, (c) which may result from any merger or consolidation to which the Transferor shall be a party and which succeeds to the major part of the electric distribution business of the Transferor, (d) which may succeed to the properties and assets of the Transferor substantially as a whole and which succeeds to the major part of the electric distribution business of the Transferor or (e) which may otherwise succeed to the major part of the electric distribution business of the Transferor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing, (ii) the Transferor shall have delivered to the Seller, the Issuer and the Bond Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in

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



this Agreement relating to such transaction have been complied with, (iii) the Rating Agencies shall have received prior written notice of such transaction and (iv) the Transferor shall have delivered to the Seller, the Issuer and the Bond Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, have been executed and filed that are necessary fully to preserve and protect the interest of the Seller in the Transferred Intangible Transition Property and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions precedent to the consummation of any transaction referred to in clauses (a), (b), (c), (d) or
(e) above.

          SECTION 5.03. Limitation on Liability of Transferor and Others. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, the Transferor shall not be under any obligation to appear in, prosecute or defend any legal

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action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

          SECTION 5.04. Opinions of Counsel. The Transferor shall deliver to the Seller, the Issuer and the Bond Trustee: (a) promptly after the execution and delivery of this Agreement and of each amendment hereto or to the Servicing Agreement and on each Subsequent Contribution Date, an Opinion of Counsel either (i) to the effect that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, that are necessary to fully preserve and protect the interests of the Seller in the Intangible Transition Property have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Contribution Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (i) to the effect that, in the opinion of such counsel, all filings with the PUC pursuant to the Statute, have been executed and filed that are necessary to preserve fully and protect fully the interest of the Seller in the

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



Intangible Transition Property, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
(ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                                  ARTICLE VI

                           Miscellaneous Provisions

          SECTION 6.01. Amendment. This Agreement may be amended by the Seller and the Transferor, with the prior written consent of the Issuer and the Bond Trustee. The Seller shall furnish to each of the Rating Agencies (i) prior to the execution of any such amendment or consent, written notification of the substance thereof and (ii) promptly after the execution of any such amendment or consent, a copy thereof.

          Prior to the execution of any amendment to this Agreement, the Seller, the Issuer and the Bond Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 5.04(a). The Seller, the Issuer and

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the Bond Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties, indemnities or immunities under this Agreement or otherwise.

          SECTION 6.02. Notices. All demands, notices and communications upon or to the Transferor, the Seller, the Issuer, the Bond Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Transferor, to West Penn Power Company, 800 Cabin Hill Drive, Greensburg, PA 15601, Attention of President, (b) in the case of the Seller, to West Penn Funding Corporation, 2325B Renaissance Drive, Las Vegas, Nevada 89119, Attention of President, (c) in the case of the Issuer, to West Penn Funding LLC, 2325B-2 Renaissance Drive, Las Vegas, Nevada 89119, Attention of President, (d) in the case of the Bond Trustee, at the Corporate Trust Office,
(e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (f) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, and (g) in the case of Fitch IBCA, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention of

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ABS Surveillance; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 6.03. Assignment. Notwithstanding anything to the contrary contained herein, except as pro vided in Section 5.02, this Agreement may not be assigned by the Transferor. SECTION 6.04. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Transferor, the Seller, the Issuer and the Bond Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 6.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate

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counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.07. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 6.08. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.09. Assignment to Issuer and to Bond Trustee. (a) The Transferor hereby acknowledges and consent to the sale, transfer, assignment and conveyance of all right, title and interest of the Seller in, to and under the Transferred Intangible Transition Property and the proceeds thereof and the assignment of any or all of the Seller's rights hereunder to the Issuer pursuant to the Sale Agreement.

          (b) The Transferor hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer (as assignee of the Seller) to the Bond Trustee pursuant to the Indenture for the benefit of the Transition Bondholders of all right, title

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and interest of the Issuer in, to and under the Transferred Intangible
Transition Property and the proceeds thereof and the assignment of any or all of the Issuer's rights under the Sale Agreement to the Bond Trustee.

          SECTION 6.10. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the PUC's rights to order the sequestration and payment of revenues arising with respect to the Intangible Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Intangible Transition Property pursuant to
Section 2812(d)(3)(v) of the Statute, the Transferor shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of the property of the Seller or the Issuer, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

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          SECTION 6.11. Perfection. In accordance with Section 2812(e) of the
Statute, upon the execution and delivery of this Agreement and the related Bill of Sale, the transfer of the Initial Intangible Transition Property will be perfected as against all third persons, including any judicial lien creditors, and upon the execution and delivery of a Bill of Sale and, if applicable, a supplement to this Agreement, a transfer of Subsequent Intangible Transition Property will be perfected against all third persons, including any judicial lien creditors.

          SECTION 6.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Bond Trustee for the benefit of the Transition Bondholders, in the exercise of the powers and authority conferred and vested in it, and nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, that this provision shall not protect Bankers Trust Company against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence

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



in the performance of duties or by reason of reckless disregard of obligations or duties under this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      WEST PENN FUNDING CORPORATION,
                                      Seller,

                                          by
                                             _______________________________
                                             Title:


                                      WEST PENN POWER COMPANY,
                                      Transferor,

                                          by
                                             _______________________________
                                             Title:


Acknowledged and Accepted:

WEST PENN FUNDING LLC, as
Issuer of the Transition
Bonds,

      by
           ____________________
           Title:

BANKERS TRUST COMPANY, not in
its individual capacity but
solely as Bond Trustee on
behalf of the Transition
Bondholders,

      by
           ____________________
           Title:

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